                                   DISCLAIMER

The accompanying electronic file (the "Distributed Materials") contains modeling
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Although the Distributed Materials have been sent to you by WaMu Capital, and
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supplement and prospectus relating to the actual securities preliminarily
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Please be advised that the securities described in the Information may not be
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EXHIBIT 99.1

!  SEAS_WAC_V1.CDI  #CMOVER_3.0D WHOLE_LOAN  !  MAX_CF_VECTSIZE 620
!
!! Created by Intex Deal Maker v3.7.086  ,  subroutines 3.1
!!   07/20/2004   5:04 PM
!
!  Modeled in the Intex CMO Modeling Language, (W51UKCF8GRG)
!  which is copyright (c) 2004 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!
 COLLAT_GROUPS 1 2
!
!
  DEFINE CONSTANT #OrigCollBal = 344330630.86
  DEFINE CONSTANT #OrigCollBal1 = 84108805.09
  DEFINE CONSTANT #OrigCollBal2 = 260221825.77
!
  DEFINE CONSTANT #OrigBondBal = 344330630.86
  DEFINE CONSTANT #OrigBondBal1 = 84108805.09
  DEFINE CONSTANT #OrigBondBal2 = 260221825.77
!
!
   FULL_DEALNAME:        seas_wac_v1
!
   DEAL SIZE:            $ 344330630.86
   PRICING SPEED:        GROUP 1 CPR 40%
   PRICING SPEED:        GROUP 2 CPR 40%
!  ISSUE DATE:           20040701
   SETTLEMENT DATE:      20040730
!
  Record date delay:     24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%"
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040701 _
       DEAL_FIRSTPAY_DATE         20040825
!
!
  DEFINE DYNAMIC STICKY #NetRate  = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1  = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) * 1200
  DEFINE DYNAMIC STICKY #NetRate2  = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) * 1200
!
  DEFINE #COUPON_SUB12 = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
DEFINE TRANCHE "SUBORD_1", "SUBORD_2", "1A", "2A", "SUB12"
!
!
Tranche "SUBORD_1" MODELING EXCHANGE
   Block 1892448.11 FLOAT GROUP 1 _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20040701  Next 20040825
    ( #NetRate1 )
     0     999
!
Tranche "SUBORD_2" MODELING EXCHANGE
   Block 5854991.08 FLOAT GROUP 2 _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20040701  Next 20040825
    ( #NetRate2 )
     0     999
!
Tranche "1A" SEN_WAC
   Block 82216356.98 FLOAT GROUP 1 _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20040701  Next 20040825
    ( #NetRate1 )
     0     999
!
Tranche "2A" SEN_WAC
   Block 254366834.69 FLOAT GROUP 2 _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20040701  Next 20040825
    ( #NetRate2 )
     0     999
!
Tranche "SUB12" JUN_WAC
   Block 7747439.19 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20040701  Next 20040825
     ( #COUPON_SUB12 )
    0    999
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040701 Next 20040825 Settle 20040730
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20040701 Next 20040825 Settle 20040730
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20040701 Next 20040825 Settle 20040730
!
  CREDIT_SUPPORT_BASIS GROUP_DEAL
!
ifdef #cmover_3.0g2 _
  DEFINE MACRO #BalanceRatio[1] = BALANCE_RATIO {#1}
!
ifndef #cmover_3.0g2 _
  DEFINE MACRO #BalanceRatio[1] =
!
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "SUBORD_1"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "SUBORD_2"
  CLASS "SUB12"     NO_BUILD_TRANCHE _
                    = "SUB12", _
    COMBINE_CLASSES {#BalanceRatio}{1.0} = "SUBORD_1" "SUBORD_2"
  CLASS "SNR_1"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); _
                    = "1A", SUPPORT_CLASSES = "SUB12"
  CLASS "SNR_2"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); _
                    = "2A", SUPPORT_CLASSES = "SUB12"
!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                   = "SNR_1" "SUBORD_1"
  CLASS "GRP2" _
                 DISTRIB_CLASS RULES _
                   = "SNR_2" "SUBORD_2"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2"
!
  GROUP 0       ROOT      = 1 2
!

!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20040701  Next 20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20040701  Next 20040825 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC STICKY #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1")
  DEFINE DYNAMIC STICKY #SubBal1 = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1"))
  DEFINE DYNAMIC STICKY #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2")
  DEFINE DYNAMIC STICKY #SubBal2 = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2"))
!
  DEFINE DYNAMIC STICKY #COUPON_SUB12 = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2") / BBAL("SUBORD_1", "SUBORD_2") * 36000 / NDAYS_ACCRUE_INT("SUB12#1")
!
  OPTIONAL REDEMPTION:    "Cleanup" _
                          DEAL_FRAC 1% _
                          PRICE_P ( COLL_BAL );
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate :  #SubsNotGoneAgg = BBAL("SUB12") GT 0.01
!
   calculate :  #OrigSenPct1  = ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 1
!
   calculate :  #OrigSenPct2  = ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 1
!
   calculate :  #SenPctFailAgg = (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2)
!
   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct1 + SHIFT%(1) * (1-#SenPct1), _
   Reduce_SHIFT%_when GROUP 1 (1)
!
   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _
              THEN 1 _
              ELSE #SenPct2 + SHIFT%(2) * (1-#SenPct2), _
   Reduce_SHIFT%_when GROUP 2 (1)
!
   calculate : #SENRECOV1 =  _
     MAX( 0, MIN( #SenPct1 * DELINQ_LIQUIDATE(1), _
                  #SenPrep1 * DELINQ_RECOVER(1)))
!
   calculate : #SENRECOV2 =  _
     MAX( 0, MIN( #SenPct2 * DELINQ_LIQUIDATE(2), _
                  #SenPrep2 * DELINQ_RECOVER(2)))
!
 calculate:  "SNR_1" _
  NO_CHECK SCHEDULED     GROUP 1  FRACTION LIMIT #SCH11 = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1  FRACTION LIMIT #PRP11 = #SenPrep1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT   LIMIT #REC11 = #SENRECOV1
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2  FRACTION LIMIT #SCH22 = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2  FRACTION LIMIT #PRP22 = #SenPrep2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT   LIMIT #REC22 = #SENRECOV2
!
  calculate :  #SenSchedAlloc1   = #SCH11 * COLL_P_SCHED(1)
  calculate :  #SenPrepayAlloc1  = #PRP11 * COLL_P_PREPAY(1)
  calculate :  #SenRecoverAlloc1 = #REC11
  calculate :  #SenSchedAlloc2   = #SCH22 * COLL_P_SCHED(2)
  calculate :  #SenPrepayAlloc2  = #PRP22 * COLL_P_PREPAY(2)
  calculate :  #SenRecoverAlloc2 = #REC22
!
   calculate : #SubSched1   = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 )
   calculate : #SubPrepay1  = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 )
   calculate : #SubRecov1   = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
   calculate : #SubSched2   = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 )
   calculate : #SubPrepay2  = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 )
   calculate : #SubRecov2   = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
   calculate : #SubSched    = #SubSched1 + #SubSched2
   calculate : #SubPrepay   = #SubPrepay1 + #SubPrepay2
   calculate : #SubRecov    = #SubRecov1 + #SubRecov2
!
 calculate:  "SUB12" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2" )
------------------------------------
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  SEQUENTIAL ( "1A#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  SEQUENTIAL ( "2A#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1")
------------------------------------
------------------------------------
   calculate :  #P_SUB12 = PRINCPMT("SUBORD_1#1","SUBORD_2#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "SUB12" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SUB12" )
------------------------------------
        from :  SUBACCOUNT ( #P_SUB12, CLASS "SUBORD_1" )
         pay :  CLASS BALANCE  SEQUENTIAL ( "SUB12" )
------------------------------------
        from :  SUBACCOUNT ( #P_SUB12, CLASS "SUBORD_2" )
         pay :  CLASS BALANCE  SEQUENTIAL ( "SUB12" )
------------------------------------
   calculate :  #P_SUB12 = PRINCPMT("SUBORD_1#1","SUBORD_2#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SUB12" )
         pay :  SEQUENTIAL ( "SUB12#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES
   calculate :  #PrincReduce  = BBAL("SUB12#1") - BBAL("SUBORD_1", "SUBORD_2")
   calculate :  #SubPrinc1    = BBAL("SUBORD_1#1") - BBAL("SUBORD_1")
   calculate :  #SubPrinc2    = BBAL("SUBORD_2#1") - BBAL("SUBORD_2")
   calculate :  #SubPrincAgg = #SubPrinc1 + #SubPrinc2
   calculate :  #PrincReduce1 = #PrincReduce * #SubPrinc1 / #SubPrincAgg
   calculate :  #PrincReduce2 = #PrincReduce * #SubPrinc2 / #SubPrincAgg
------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS
   calculate :  #ReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL( "1A#1", "SUBORD_1#1" ) - COLL_BAL(1)))
   calculate :  #ReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL( "2A#1", "SUBORD_2#1" ) - COLL_BAL(2)))
   calculate :  #TotReduceSubord = #ReduceSubord1 + #ReduceSubord2
------------------------------------
        when :  IS_THERE ( "SUB12#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #ReduceSubord1 )
------------------------------------
   calculate :  #IncreaseSubord1 =  MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "1A#1", "SUBORD_1#1" )))
------------------------------------
        when :  IS_THERE ( "SUB12#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_1#1", BY #IncreaseSubord1 )
------------------------------------
        when :  IS_THERE ( "SUB12#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #ReduceSubord2 )
------------------------------------
   calculate :  #IncreaseSubord2 =  MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) - BBAL( "2A#1", "SUBORD_2#1" )))
------------------------------------
        when :  IS_THERE ( "SUB12#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_2#1", BY #IncreaseSubord2 )
------------------------------------
   calculate :  #MoreReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL("SUBORD_1#1") / BBAL("SUBORD_1#1", "SUBORD_2#1") * ( BBAL("1A#1", "SUBORD_1#1", "2A#1", "SUBORD_2#1") - COLL_BAL)))
   calculate :  #MoreReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL("SUBORD_2#1") / BBAL("SUBORD_1#1", "SUBORD_2#1") * ( BBAL("1A#1", "SUBORD_1#1", "2A#1", "SUBORD_2#1") - COLL_BAL)))
------------------------------------
        when :  IS_TRUE ( (BBAL("SUB12#1") GT 0.01 ) AND (( BBAL("SUBORD_2#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUB12#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #MoreReduceSubord2 )
------------------------------------
   calculate :  #WriteDown = MAX(0, BBAL( "1A#1", "SUB12#1", "2A#1" ) - COLL_BAL(1,2))
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "SUB12#1" )
------------------------------------
   calculate :  #SenWriteDown1 = MAX(0, BBAL( "1A#1" ) / BBAL( "1A#1", "2A#1" ) * #WriteDown)
------------------------------------
   calculate :  #SenWriteDown2 = MAX(0, BBAL( "2A#1" ) / BBAL( "1A#1", "2A#1" ) * #WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN SEQUENTIAL ( "1A#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN SEQUENTIAL ( "2A#1" )
------------------------------------
!
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
60     100%
72     70%
84     60%
96     40%
108    20%
120    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
60     100%
72     70%
84     60%
96     40%
108    20%
120    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040701    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term
!! BEGINNING OF COLLATERAL
M        1     "15yr"    WL    00    WAC              4.125 (        95553.22 /        95553.22 );        95553.22                      0.25         0.25            149:30    149:30       179 NO_CHECK GROUP 1
M        2     "15yr"    WL    00    WAC                4.5 (       455748.62 /       455748.62 );       455748.62                      0.25         0.25             169:4     169:4       173 NO_CHECK GROUP 1
M        3     "15yr"    WL    00    WAC              4.625 (       569740.08 /       569740.08 );       569740.08                      0.25         0.25             153:6     153:6       159 NO_CHECK GROUP 1
M        4     "15yr"    WL    00    WAC              4.875 (      2147325.24 /      2147325.24 );      2147325.24                      0.25         0.25             169:9     169:9       178 NO_CHECK GROUP 1
M        5     "15yr"    WL    00    WAC                  5 (      2076181.27 /      2076181.27 );      2076181.27                      0.25         0.25             166:7     166:7       173 NO_CHECK GROUP 1
M        6     "15yr"    WL    00    WAC              5.125 (      1049645.28 /      1049645.28 );      1049645.28                      0.25         0.25             164:5     164:5       169 NO_CHECK GROUP 1
M        7     "15yr"    WL    00    WAC               5.25 (      7060637.50 /      7060637.50 );      7060637.50                      0.25         0.25            150:17    150:17       167 NO_CHECK GROUP 1
M        8     "15yr"    WL    00    WAC              5.375 (      4182941.80 /      4182941.80 );      4182941.80                      0.25         0.25            164:10    164:10       174 NO_CHECK GROUP 1
M        9     "15yr"    WL    00    WAC                5.5 (      1234434.13 /      1234434.13 );      1234434.13                      0.25         0.25            149:19    149:19       168 NO_CHECK GROUP 1
M        10    "15yr"    WL    00    WAC              5.625 (      4522058.34 /      4522058.34 );      4522058.34                      0.25         0.25            153:16    153:16       169 NO_CHECK GROUP 1
M        11    "15yr"    WL    00    WAC               5.75 (       939997.50 /       939997.50 );       939997.50                      0.25         0.25            128:32    128:32       160 NO_CHECK GROUP 1
M        12    "15yr"    WL    00    WAC              5.875 (      4038033.31 /      4038033.31 );      4038033.31                      0.25         0.25            124:45    124:45       169 NO_CHECK GROUP 1
M        13    "15yr"    WL    00    WAC                  6 (      1562589.98 /      1562589.98 );      1562589.98                      0.25         0.25            130:42    130:42       172 NO_CHECK GROUP 1
M        14    "15yr"    WL    00    WAC              6.125 (      2299855.29 /      2299855.29 );      2299855.29                      0.25         0.25            118:52    118:52       170 NO_CHECK GROUP 1
M        15    "15yr"    WL    00    WAC               6.25 (      3752711.22 /      3752711.22 );      3752711.22                      0.25         0.25             96:73     96:73       169 NO_CHECK GROUP 1
M        16    "15yr"    WL    00    WAC                6.3 (       130031.68 /       130031.68 );       130031.68                      0.25         0.25             79:87     79:87       166 NO_CHECK GROUP 1
M        17    "15yr"    WL    00    WAC               6.35 (       176779.89 /       176779.89 );       176779.89                      0.25         0.25            114:65    114:65       179 NO_CHECK GROUP 1
M        18    "15yr"    WL    00    WAC              6.375 (      5337334.71 /      5337334.71 );      5337334.71                      0.25         0.25             97:72     97:72       169 NO_CHECK GROUP 1
M        19    "15yr"    WL    00    WAC                6.4 (        52109.95 /        52109.95 );        52109.95                      0.25         0.25            111:63    111:63       174 NO_CHECK GROUP 1
M        20    "15yr"    WL    00    WAC                6.5 (      6347910.04 /      6347910.04 );      6347910.04                      0.25         0.25             99:77     99:77       176 NO_CHECK GROUP 1
M        21    "15yr"    WL    00    WAC              6.625 (      6109656.13 /      6109656.13 );      6109656.13                      0.25         0.25             98:77     98:77       175 NO_CHECK GROUP 1
M        22    "15yr"    WL    00    WAC               6.75 (      5604480.33 /      5604480.33 );      5604480.33                      0.25         0.25             79:93     79:93       172 NO_CHECK GROUP 1
M        23    "15yr"    WL    00    WAC                6.8 (        43258.07 /        43258.07 );        43258.07                      0.25         0.25            50:121    50:121       171 NO_CHECK GROUP 1
M        24    "15yr"    WL    00    WAC               6.85 (        34916.35 /        34916.35 );        34916.35                      0.25         0.25             78:68     78:68       146 NO_CHECK GROUP 1
M        25    "15yr"    WL    00    WAC               6.87 (        34614.20 /        34614.20 );        34614.20                      0.25         0.25            51:128    51:128       179 NO_CHECK GROUP 1
M        26    "15yr"    WL    00    WAC              6.875 (      4650941.47 /      4650941.47 );      4650941.47                      0.2506       0.2506           74:99     74:99       173 NO_CHECK GROUP 1
M        27    "15yr"    WL    00    WAC                6.9 (        32030.80 /        32030.80 );        32030.80                      0.25         0.25            29:127    29:127       156 NO_CHECK GROUP 1
M        28    "15yr"    WL    00    WAC               6.95 (        64353.21 /        64353.21 );        64353.21                      0.25         0.25            100:70    100:70       170 NO_CHECK GROUP 1
M        29    "15yr"    WL    00    WAC                  7 (      3782572.45 /      3782572.45 );      3782572.45                      0.2513       0.2513           79:87     79:87       166 NO_CHECK GROUP 1
M        30    "15yr"    WL    00    WAC              7.125 (      2018169.74 /      2018169.74 );      2018169.74                      0.25         0.25             77:96     77:96       173 NO_CHECK GROUP 1
M        31    "15yr"    WL    00    WAC               7.25 (      3870089.28 /      3870089.28 );      3870089.28                      0.25         0.25             94:83     94:83       177 NO_CHECK GROUP 1
M        32    "15yr"    WL    00    WAC              7.375 (      1287040.54 /      1287040.54 );      1287040.54                      0.2512       0.2512           81:86     81:86       167 NO_CHECK GROUP 1
M        33    "15yr"    WL    00    WAC               7.45 (        45670.13 /        45670.13 );        45670.13                      0.25         0.25            105:74    105:74       179 NO_CHECK GROUP 1
M        34    "15yr"    WL    00    WAC                7.5 (      2011660.92 /      2011660.92 );      2011660.92                      0.2879       0.2879          100:77    100:77       177 NO_CHECK GROUP 1
M        35    "15yr"    WL    00    WAC              7.625 (       903367.51 /       903367.51 );       903367.51                      0.2564       0.2564           91:86     91:86       177 NO_CHECK GROUP 1
M        36    "15yr"    WL    00    WAC               7.75 (      1553747.09 /      1553747.09 );      1553747.09                      0.262        0.262           121:82    121:82       203 NO_CHECK GROUP 1
M        37    "15yr"    WL    00    WAC              7.875 (       983758.92 /       983758.92 );       983758.92                      0.2691       0.2691          154:91    154:91       245 NO_CHECK GROUP 1
M        38    "15yr"    WL    00    WAC                  8 (       762313.35 /       762313.35 );       762313.35                      0.2923       0.2923          185:63    185:63       248 NO_CHECK GROUP 1
M        39    "15yr"    WL    00    WAC              8.125 (       287632.78 /       287632.78 );       287632.78                      0.2784       0.2784          189:67    189:67       256 NO_CHECK GROUP 1
M        40    "15yr"    WL    00    WAC               8.25 (       775951.54 /       775951.54 );       775951.54                      0.2847       0.2847          180:86    180:86       266 NO_CHECK GROUP 1
M        41    "15yr"    WL    00    WAC              8.375 (       237428.27 /       237428.27 );       237428.27                      0.3          0.3             213:67    213:67       280 NO_CHECK GROUP 1
M        42    "15yr"    WL    00    WAC                8.5 (       274405.87 /       274405.87 );       274405.87                      0.2533       0.2533           90:89     90:89       179 NO_CHECK GROUP 1
M        43    "15yr"    WL    00    WAC              8.625 (        57304.63 /        57304.63 );        57304.63                      0.3          0.3             104:56    104:56       160 NO_CHECK GROUP 1
M        44    "15yr"    WL    00    WAC               8.75 (        31856.26 /        31856.26 );        31856.26                      0.25         0.25            29:149    29:149       178 NO_CHECK GROUP 1
M        45    "15yr"    WL    00    WAC              8.875 (       138148.47 /       138148.47 );       138148.47                      0.3          0.3             113:54    113:54       167 NO_CHECK GROUP 1
M        46    "15yr"    WL    00    WAC                  9 (       225451.13 /       225451.13 );       225451.13                      0.3          0.3             205:55    205:55       260 NO_CHECK GROUP 1
M        47    "15yr"    WL    00    WAC               9.25 (       153156.41 /       153156.41 );       153156.41                      0.3          0.3             303:54    303:54       357 NO_CHECK GROUP 1
M        48    "15yr"    WL    00    WAC                9.5 (        34674.44 /        34674.44 );        34674.44                      0.25         0.25            26:152    26:152       178 NO_CHECK GROUP 1
M        49    "15yr"    WL    00    WAC                 12 (        68535.75 /        68535.75 );        68535.75                      0.25         0.25             71:48     71:48       119 NO_CHECK GROUP 1
M        50    "30yr"    WL    00    WAC               3.75 (       404670.96 /       404670.96 );       404670.96                      0.25         0.25            311:48    311:48       359 NO_CHECK GROUP 2
M        51    "30yr"    WL    00    WAC              3.875 (       465217.56 /       465217.56 );       465217.56                      0.25         0.25            236:47    236:47       283 NO_CHECK GROUP 2
M        52    "30yr"    WL    00    WAC              4.125 (       365320.96 /       365320.96 );       365320.96                      0.25         0.25            349:10    349:10       359 NO_CHECK GROUP 2
M        53    "30yr"    WL    00    WAC              4.375 (        89965.54 /        89965.54 );        89965.54                      0.25         0.25            270:89    270:89       359 NO_CHECK GROUP 2
M        54    "30yr"    WL    00    WAC                4.5 (       427502.99 /       427502.99 );       427502.99                      0.25         0.25            291:70    291:70       361 NO_CHECK GROUP 2
M        55    "30yr"    WL    00    WAC               4.75 (       219028.14 /       219028.14 );       219028.14                      0.25         0.25            251:69    251:69       320 NO_CHECK GROUP 2
M        56    "30yr"    WL    00    WAC               4.95 (       150171.81 /       150171.81 );       150171.81                      0.25         0.25            408:71    408:71       479 NO_CHECK GROUP 2
M        57    "30yr"    WL    00    WAC                  5 (       500558.88 /       500558.88 );       500558.88                      0.25         0.25            340:15    340:15       355 NO_CHECK GROUP 2
M        58    "30yr"    WL    00    WAC              5.125 (       842375.40 /       842375.40 );       842375.40                      0.25         0.25            346:10    346:10       356 NO_CHECK GROUP 2
M        59    "30yr"    WL    00    WAC               5.25 (      1536557.74 /      1536557.74 );      1536557.74                      0.25         0.25            344:10    344:10       354 NO_CHECK GROUP 2
M        60    "30yr"    WL    00    WAC              5.364 (        90682.41 /        90682.41 );        90682.41                      0.25         0.25            286:73    286:73       359 NO_CHECK GROUP 2
M        61    "30yr"    WL    00    WAC              5.375 (      3834765.60 /      3834765.60 );      3834765.60                      0.25         0.25             349:6     349:6       355 NO_CHECK GROUP 2
M        62    "30yr"    WL    00    WAC                5.5 (      3564536.70 /      3564536.70 );      3564536.70                      0.25         0.25            342:10    342:10       352 NO_CHECK GROUP 2
M        63    "30yr"    WL    00    WAC              5.625 (      6225709.83 /      6225709.83 );      6225709.83                      0.25         0.25            331:16    331:16       347 NO_CHECK GROUP 2
M        64    "30yr"    WL    00    WAC               5.75 (      6949034.21 /      6949034.21 );      6949034.21                      0.25         0.25            338:12    338:12       350 NO_CHECK GROUP 2
M        65    "30yr"    WL    00    WAC              5.875 (     20679483.76 /     20679483.76 );     20679483.76                      0.25         0.25            329:16    329:16       345 NO_CHECK GROUP 2
M        66    "30yr"    WL    00    WAC                  6 (     11547037.54 /     11547037.54 );     11547037.54                      0.25         0.25            325:21    325:21       346 NO_CHECK GROUP 2
M        67    "30yr"    WL    00    WAC              6.125 (     10576509.82 /     10576509.82 );     10576509.82                      0.25         0.25            325:17    325:17       342 NO_CHECK GROUP 2
M        68    "30yr"    WL    00    WAC               6.25 (     13132911.36 /     13132911.36 );     13132911.36                      0.251        0.251           329:19    329:19       348 NO_CHECK GROUP 2
M        69    "30yr"    WL    00    WAC              6.375 (      9279597.25 /      9279597.25 );      9279597.25                      0.25         0.25            310:31    310:31       341 NO_CHECK GROUP 2
M        70    "30yr"    WL    00    WAC                6.5 (     11185452.29 /     11185452.29 );     11185452.29                      0.25         0.25            286:52    286:52       338 NO_CHECK GROUP 2
M        71    "30yr"    WL    00    WAC              6.625 (      7142949.79 /      7142949.79 );      7142949.79                      0.2518       0.2518          271:56    271:56       327 NO_CHECK GROUP 2
M        72    "30yr"    WL    00    WAC               6.65 (       125158.00 /       125158.00 );       125158.00                      0.25         0.25            297:62    297:62       359 NO_CHECK GROUP 2
M        73    "30yr"    WL    00    WAC                6.7 (        66451.36 /        66451.36 );        66451.36                      0.25         0.25            278:81    278:81       359 NO_CHECK GROUP 2
M        74    "30yr"    WL    00    WAC              6.725 (        50659.96 /        50659.96 );        50659.96                      0.25         0.25            275:31    275:31       306 NO_CHECK GROUP 2
M        75    "30yr"    WL    00    WAC               6.75 (     15562358.96 /     15562358.96 );     15562358.96                      0.25         0.25            274:64    274:64       338 NO_CHECK GROUP 2
M        76    "30yr"    WL    00    WAC               6.85 (       197385.96 /       197385.96 );       197385.96                      0.25         0.25            286:65    286:65       351 NO_CHECK GROUP 2
M        77    "30yr"    WL    00    WAC              6.875 (     19654418.99 /     19654418.99 );     19654418.99                      0.2491       0.2491          271:69    271:69       340 NO_CHECK GROUP 2
M        78    "30yr"    WL    00    WAC                6.9 (        48982.46 /        48982.46 );        48982.46                      0.25         0.25            147:68    147:68       215 NO_CHECK GROUP 2
M        79    "30yr"    WL    00    WAC               6.95 (        97226.26 /        97226.26 );        97226.26                      0.25         0.25           213:130   213:130       343 NO_CHECK GROUP 2
M        80    "30yr"    WL    00    WAC              6.969 (        90558.53 /        90558.53 );        90558.53                      0.25         0.25            295:64    295:64       359 NO_CHECK GROUP 2
M        81    "30yr"    WL    00    WAC               6.98 (        91875.19 /        91875.19 );        91875.19                      0.25         0.25            297:57    297:57       354 NO_CHECK GROUP 2
M        82    "30yr"    WL    00    WAC                  7 (     14311956.09 /     14311956.09 );     14311956.09                      0.25         0.25            268:71    268:71       339 NO_CHECK GROUP 2
M        83    "30yr"    WL    00    WAC               7.05 (        40715.06 /        40715.06 );        40715.06                      0.25         0.25            295:64    295:64       359 NO_CHECK GROUP 2
M        84    "30yr"    WL    00    WAC              7.125 (     13395984.14 /     13395984.14 );     13395984.14                      0.2543       0.2543          266:78    266:78       344 NO_CHECK GROUP 2
M        85    "30yr"    WL    00    WAC               7.25 (     14196585.53 /     14196585.53 );     14196585.53                      0.2555       0.2555          264:78    264:78       342 NO_CHECK GROUP 2
M        86    "30yr"    WL    00    WAC              7.375 (     10309651.25 /     10309651.25 );     10309651.25                      0.2541       0.2541          266:84    266:84       350 NO_CHECK GROUP 2
M        87    "30yr"    WL    00    WAC                7.5 (     11686888.35 /     11686888.35 );     11686888.35                      0.2566       0.2566          256:89    256:89       345 NO_CHECK GROUP 2
M        88    "30yr"    WL    00    WAC              7.625 (      5819145.07 /      5819145.07 );      5819145.07                      0.2444       0.2444          266:79    266:79       345 NO_CHECK GROUP 2
M        89    "30yr"    WL    00    WAC              7.665 (        69896.35 /        69896.35 );        69896.35                      0.25         0.25            204:78    204:78       282 NO_CHECK GROUP 2
M        90    "30yr"    WL    00    WAC               7.75 (      8546090.35 /      8546090.35 );      8546090.35                      0.2654       0.2654          265:84    265:84       349 NO_CHECK GROUP 2
M        91    "30yr"    WL    00    WAC              7.875 (      7230245.77 /      7230245.77 );      7230245.77                      0.3183       0.3183          249:82    249:82       331 NO_CHECK GROUP 2
M        92    "30yr"    WL    00    WAC                7.9 (        41965.61 /        41965.61 );        41965.61                      0.25         0.25            284:74    284:74       358 NO_CHECK GROUP 2
M        93    "30yr"    WL    00    WAC              7.925 (        58637.95 /        58637.95 );        58637.95                      0.25         0.25           223:125   223:125       348 NO_CHECK GROUP 2
M        94    "30yr"    WL    00    WAC                  8 (      4504359.81 /      4504359.81 );      4504359.81                      0.3272       0.3272          266:81    266:81       347 NO_CHECK GROUP 2
M        95    "30yr"    WL    00    WAC              8.125 (      3626279.60 /      3626279.60 );      3626279.60                      0.2714       0.2714          260:85    260:85       345 NO_CHECK GROUP 2
M        96    "30yr"    WL    00    WAC                8.2 (        35370.40 /        35370.40 );        35370.40                      0.25         0.25           147:177   147:177       324 NO_CHECK GROUP 2
M        97    "30yr"    WL    00    WAC               8.25 (      2549620.36 /      2549620.36 );      2549620.36                      0.2974       0.2974          260:89    260:89       349 NO_CHECK GROUP 2
M        98    "30yr"    WL    00    WAC              8.375 (      3391331.24 /      3391331.24 );      3391331.24                      0.3128       0.3128          279:72    279:72       351 NO_CHECK GROUP 2
M        99    "30yr"    WL    00    WAC               8.48 (        53303.74 /        53303.74 );        53303.74                      0.25         0.25           170:189   170:189       359 NO_CHECK GROUP 2
M        100   "30yr"    WL    00    WAC                8.5 (      3185476.28 /      3185476.28 );      3185476.28                      0.4605       0.4605          251:98    251:98       349 NO_CHECK GROUP 2
M        101   "30yr"    WL    00    WAC              8.625 (      1386627.54 /      1386627.54 );      1386627.54                      0.2827       0.2827          263:77    263:77       340 NO_CHECK GROUP 2
M        102   "30yr"    WL    00    WAC               8.75 (      2122378.22 /      2122378.22 );      2122378.22                      0.2802       0.2802          290:62    290:62       352 NO_CHECK GROUP 2
M        103   "30yr"    WL    00    WAC              8.875 (      2168530.06 /      2168530.06 );      2168530.06                      0.296        0.296           285:66    285:66       351 NO_CHECK GROUP 2
M        104   "30yr"    WL    00    WAC               8.88 (        86219.80 /        86219.80 );        86219.80                      0.25         0.25           209:149   209:149       358 NO_CHECK GROUP 2
M        105   "30yr"    WL    00    WAC                  9 (       827294.18 /       827294.18 );       827294.18                      0.3345       0.3345          295:56    295:56       351 NO_CHECK GROUP 2
M        106   "30yr"    WL    00    WAC              9.125 (       511969.54 /       511969.54 );       511969.54                      0.2889       0.2889          279:78    279:78       357 NO_CHECK GROUP 2
M        107   "30yr"    WL    00    WAC               9.25 (       322012.72 /       322012.72 );       322012.72                      0.2555       0.2555         197:130   197:130       327 NO_CHECK GROUP 2
M        108   "30yr"    WL    00    WAC              9.375 (       241227.76 /       241227.76 );       241227.76                      0.2855       0.2855          297:55    297:55       352 NO_CHECK GROUP 2
M        109   "30yr"    WL    00    WAC                9.5 (      1600427.81 /      1600427.81 );      1600427.81                      0.2859       0.2859         129:205   129:205       334 NO_CHECK GROUP 2
M        110   "30yr"    WL    00    WAC              9.625 (       123005.24 /       123005.24 );       123005.24                      0.25         0.25           113:223   113:223       336 NO_CHECK GROUP 2
M        111   "30yr"    WL    00    WAC              9.645 (        35693.08 /        35693.08 );        35693.08                      0.25         0.25           100:244   100:244       344 NO_CHECK GROUP 2
M        112   "30yr"    WL    00    WAC               9.75 (       453449.50 /       453449.50 );       453449.50                      0.3842       0.3842          274:69    274:69       343 NO_CHECK GROUP 2
M        113   "30yr"    WL    00    WAC              9.875 (        69198.08 /        69198.08 );        69198.08                      0.25         0.25           150:197   150:197       347 NO_CHECK GROUP 2
M        114   "30yr"    WL    00    WAC                9.9 (        48187.27 /        48187.27 );        48187.27                      0.25         0.25           165:168   165:168       333 NO_CHECK GROUP 2
M        115   "30yr"    WL    00    WAC                 10 (       567513.70 /       567513.70 );       567513.70                      0.25         0.25           148:206   148:206       354 NO_CHECK GROUP 2
M        116   "30yr"    WL    00    WAC             10.125 (       256524.25 /       256524.25 );       256524.25                      0.964        0.964           266:89    266:89       355 NO_CHECK GROUP 2
M        117   "30yr"    WL    00    WAC              10.25 (        19439.46 /        19439.46 );        19439.46                      0.25         0.25            44:303    44:303       347 NO_CHECK GROUP 2
M        118   "30yr"    WL    00    WAC             10.375 (        55444.10 /        55444.10 );        55444.10                      1.1          1.1             307:52    307:52       359 NO_CHECK GROUP 2
M        119   "30yr"    WL    00    WAC               10.5 (       137419.75 /       137419.75 );       137419.75                      0.25         0.25           144:211   144:211       355 NO_CHECK GROUP 2
M        120   "30yr"    WL    00    WAC             10.625 (        39396.45 /        39396.45 );        39396.45                      0.25         0.25            41:171    41:171       212 NO_CHECK GROUP 2
M        121   "30yr"    WL    00    WAC              10.75 (        33058.99 /        33058.99 );        33058.99                      0.25         0.25            58:277    58:277       335 NO_CHECK GROUP 2
M        122   "30yr"    WL    00    WAC                 11 (        40120.02 /        40120.02 );        40120.02                      0.25         0.25           157:200   157:200       357 NO_CHECK GROUP 2
M        123   "30yr"    WL    00    WAC               11.5 (       229011.29 /       229011.29 );       229011.29                      0.25         0.25            71:282    71:282       353 NO_CHECK GROUP 2
M        124   "30yr"    WL    00    WAC              11.75 (        54074.84 /        54074.84 );        54074.84                      0.25         0.25           128:229   128:229       357 NO_CHECK GROUP 2
M        125   "30yr"    WL    00    WAC             11.875 (        30334.08 /        30334.08 );        30334.08                      0.25         0.25            58:298    58:298       356 NO_CHECK GROUP 2
M        126   "30yr"    WL    00    WAC                 12 (        56095.62 /        56095.62 );        56095.62                      0.25         0.25           102:255   102:255       357 NO_CHECK GROUP 2
M        127   "30yr"    WL    00    WAC              12.25 (        41540.26 /        41540.26 );        41540.26                      0.25         0.25            66:256    66:256       322 NO_CHECK GROUP 2
M        128   "30yr"    WL    00    WAC             12.375 (        38645.37 /        38645.37 );        38645.37                      0.25         0.25            77:222    77:222       299 NO_CHECK GROUP 2
M        129   "30yr"    WL    00    WAC               12.5 (        65210.21 /        65210.21 );        65210.21                      0.25         0.25           106:251   106:251       357 NO_CHECK GROUP 2
M        130   "30yr"    WL    00    WAC              12.75 (        32371.36 /        32371.36 );        32371.36                      0.25         0.25           122:283   122:283       405 NO_CHECK GROUP 2
M        131   "30yr"    WL    00    WAC             12.875 (        56874.80 /        56874.80 );        56874.80                      0.25         0.25            53:293    53:293       346 NO_CHECK GROUP 2
M        132   "30yr"    WL    00    WAC                 13 (       162296.64 /       162296.64 );       162296.64                      0.25         0.25           108:234   108:234       342 NO_CHECK GROUP 2
M        133   "30yr"    WL    00    WAC                 14 (        38032.25 /        38032.25 );        38032.25                      0.25         0.25            63:294    63:294       357 NO_CHECK GROUP 2
M        134   "30yr"    WL    00    WAC             14.875 (        23582.37 /        23582.37 );        23582.37                      0.25         0.25           122:237   122:237       359 NO_CHECK GROUP 2